UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21129
                                                    -------------------

   FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED
  ----------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
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               (Address of principal executive offices) (Zip code)

                               Donald F. Crumrine
                            Flaherty & Crumrine Inc.
                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
  ----------------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 626-795-7300
                                                           ---------------

                      Date of fiscal year end: NOVEMBER 30
                                             ---------------

                   Date of reporting period: NOVEMBER 30, 2005
                                            -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND

To the Shareholders of the Flaherty & Crumrine/Claymore Preferred Securities Income Fund ("FFC"):

     During the fourth fiscal quarter of 2005 which ended on November 30, 2005, the Fund's total return on net asset value was -2.7%(1). The return for fiscal 2005 was +2.6%(1). Longer-term returns for the Fund and the standard benchmark composite can be seen in the following table:

----------------------------------------------------------------------------------------------------------------------
                                          TOTAL RETURN PER YEAR ON NET ASSET VALUE(1)
                                             FOR PERIODS ENDED NOVEMBER 30, 2005
                                                                                       ONE         TWO     LIFE OF
                                                                                      YEAR        YEAR     FUND(2)
                                                                                      ----        ----     --------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund ............      2.6%        4.0%       7.9%
      Lipper Domestic Investment Grade Bond Funds(3) ...........................      3.7%        5.0%       5.9%

----------------
(1) Based on data published by Lipper Inc. in each calendar month during the relevant periods. Distributions are assumed to be reinvested at NAV in accordance with Lipper's practice, which differs from the procedures used elsewhere in this report.
(2)  Since inception on January 31, 2003.
(3) Includes all U.S. Government bond, mortgage bond and term trust and investment grade bond funds in Lipper's closed-end fund database at each point in time.

--------------------------------------------------------------------------------

     Looking back on a difficult year, it may seem odd to state that the Fund is working as designed, but we believe it is. Negative returns of the magnitude experienced during the past quarter are not expected to occur very often. Of the 11 full fiscal quarters since the inception of the Fund, only one has produced a return below that of this past quarter. Of course, past performance is not a guarantee of future results.

     At the beginning of the last fiscal quarter, long term interest rates were hovering near their all-time lows of 4 1/4%; by quarter's end, these same rates were just below 4 3/4%. As a result, the total return (price change plus income) of the 30-year US Treasury bond for the quarter was -4.9%. During the period, the Fund's interest rate hedging strategy performed as designed by making money when long-term interest rates increased. These gains, however, did not entirely offset the decline in value of the Fund's investment portfolio, and as a result, the overall performance was still negative (please see the Question & Answer section which follows for more on the performance of the Fund's hedges).

     As we've discussed often in the past, setting the Fund's monthly dividend amount entails careful analysis based partially on some crystal ball gazing. The Board recently acted on management's recommendation to reduce the current monthly dividend amount to $0.14 per share. The reduced amount is one that we think will be sustainable under current market conditions, although, of course, we can't guarantee this.

     History has taught us there is little likelihood of current market conditions persisting for long. We have been puzzled by the relative stability of long-term interest rates in the face of strength in the economy and the Federal Reserve's efforts to raise short-term interest rates. As of this writing, the yield differential between six-MONTH treasury bills and thirty-YEAR treasury bonds is less than one-tenth of one percent!

     The combination of rising short-term interest rates and stable long-term rates necessitated the Fund's recent dividend reduction as borrowing costs for the Fund's short-term leverage have gone up while income from the long-term securities and hedges has not.

     We have avoided the temptation to purchase lower quality securities simply to boost the income from the Fund's investment portfolio. Had we done so, the dividend reduction might not have been quite as large, but it could have harmed the Fund's longer-term prospects for protecting principal. Balancing this tradeoff is never easy, but we believe forgoing some current income in favor of higher long-term results is better for shareholders with a long-term investment horizon. Our strategy will remain consistent - we will invest in lower quality companies when we feel we are being adequately compensated for all incremental risk. Fortunately, we once again are beginning to see such opportunities.

     Another portfolio management challenge has resulted from changes in the utility industry. As you recall, the Fund must normally have at least 25% of its assets invested in utilities. As recently as two or three years ago, utility securities generally traded at yield levels we found attractive. In today's market, bonds and preferreds of utility companies yield less than those of most other industries. Longer term, we think there will be good investment opportunities in this sector, but at present, the Fund's 25% minimum allocation requirement to utilities is proving to be a drag on income. In addition, historically, preferred stock has been a standard form of financing for utility companies. In recent years, changes in the regulatory environment, industry consolidation, limited capital expenditure, and the repeal of certain federal laws, have all led to the reduction in the size of the utility preferred universe. This long-term trend may present challenges in finding enough suitable utility preferreds.

     A number of insurance companies issued new preferred securities to replenish capital after one of the worst hurricane seasons on record. While many of these new issues didn't meet our credit standards, we identified several attractive issues and made meaningful additions to the portfolio. We also added positions in new preferred securities issues of several high quality companies in the financial services industry. Among the recent additions are Goldman Sachs, Merrill Lynch and HSBC, which joined our existing holdings of Lehman Brothers.

     Recently, an innovative twist on an old preferred structure has produced a new type of preferred security. In classic Wall Street tradition, the bankers can't agree on what to call them; for now, we'll use the first coined acronym "ECAPS (SM)," which stands for "Enhanced Capital Advantage Preferred Security." These new issues combine a variety of terms and covenants to create a security that captures some important characteristics of both debt and equity. As a result, the issues are considered "equity-like" by the rating agencies, yet the interest paid on the issue is deductible by the issuer as interest expense for tax purposes (both critical factors in a company's cost of capital). Please see the Q&A section for more on ECAPS (SM) and their impact on the Fund.

     Perhaps because so many income-oriented closed-end funds have cut their distributions, the market prices of most of those funds have fallen relative to their net asset values. Your fund is no different. On August 31, 2005, the market price of FFC was 0.4% below the NAV, and by December 30th, it was 15.4% below the NAV. However, as of this writing, the discount had narrowed to 7.6%. We've often said that in a perfect world the market price would closely track the NAV of the Fund, but this is rarely the case. Our servicing agent, Claymore Securities, Inc., tells us that the coming to market of a number of new closed-end funds, the dividend cut and year-end tax related selling are the three biggest factors depressing the market price of the Fund. Whatever the cause, investors in closed-end funds should always have a long-term investment horizon and stay focused on the NAV performance (please see the Question & Answer section which follows for more on the market price).

     We  hope   investors   will  take   advantage   of  the   Fund's   website,
WWW.FCCLAYMORE.COM.   It  contains  a  wide  range  of  useful  and   up-to-date
information about the Fund.

     Sincerely,

     /S/DONALD F. CRUMRINE                  /S/ROBERT M. ETTINGER
     Donald F. Crumrine                     Robert M. Ettinger
     Chairman of the Board                  President

     January 20, 2006

                               QUESTIONS & ANSWERS

WHY DID THE FUND CUT THE DIVIDEND IN DECEMBER?

     The Board of Directors decided to reduce the monthly dividend rate effective with the December 2005 dividend to reflect existing and anticipated market conditions for the Fund.

     For 19 months, short-term rates have increased while long-term rates have remained relatively stable, resulting in a relatively "flat" yield curve. Since the Federal Reserve began raising short-term interest rates through the date of this report, the federal funds rate has increased by 3.25% while the 30-year Treasury yield has decreased by approximately 0.77%. As discussed below, higher short-term rates increase the cost of the Fund's leverage which in turn reduces distributable income available to the Fund's Common Stock Shareholders.

     Typically, rising short-term rates are accompanied by rising long-term rates, which increase the value of the hedging instruments the Fund holds. As discussed below, income is typically increased as the hedge gains are reinvested in more income-producing securities, at least partially offsetting the rising cost of leverage. However, at this point we have not yet experienced a significant increase in long-term rates, and consequently we have reduced the dividend to a level which can be better sustained by the Fund's distributable income. For additional information about how the Board sets the Fund's dividend, please see the "Frequently Asked Questions" section of the Fund's website at WWW.FCCLAYMORE.COM.

WHY HAS THE MARKET PRICE OF THE FUND'S SHARES BEEN FALLING?

     Shareholders are understandably concerned about the recent decline in the price of the Fund's shares. While our focus is primarily on managing the Fund, we realize that an investor's actual return is comprised of the monthly dividend payments plus changes in the market price of the Fund. During the fourth fiscal quarter, the Fund's total return on MARKET VALUE was -13.4%. For all of fiscal 2005, the return was -13.4%. Over the life of the Fund, the return was +1.5%.

     We've often said that in a perfect world the market price would closely track the net asset value; however, as seen in the chart below, in the real world the deviations can be large. In our experience, periods of large price drops have displayed similar patterns. Usually some catalyst sets off a bit of selling which in turn leads to a cycle of stop-loss triggers and a "sell now, ask questions later" mood among investors. The triggers this time could potentially be explained by dividend cuts, rising short-term interest rates, year-end tax selling, and competition from new closed-end fund offerings.

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

      FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND (FFC)
            PREMIUM/DISCOUNT OF MARKET PRICE TO NAV THROUGH 12/31/05

Date     Prem/Disc
12/31/02
1/31/03   0.0516
2/7/03    0.0516
2/14/03   0.0535
2/21/03   0.0512
2/28/03   0.0447
3/7/03    0.0417
3/14/03   0.0463
3/21/03   0.0523
3/28/03   0.0500
4/4/03    0.0545
4/11/03   0.0517
4/18/03   0.0409
4/25/03   0.0285
5/2/03    0.0264
5/9/03    0.0101
5/16/03  -0.0158
5/23/03  -0.0427
5/30/03  -0.0232
6/6/03   -0.0245
6/13/03  -0.0412
6/20/03  -0.0136
6/27/03  -0.0051
7/4/03    0.0027
7/11/03   0.0012
7/18/03   0.0016
7/25/03  -0.0020
8/1/03   -0.0040
8/8/03    0.0073
8/15/03  -0.0040
8/22/03  -0.0040
8/29/03  -0.0028
9/5/03   -0.0020
9/12/03  -0.0079
9/19/03  -0.0207
9/26/03  -0.0228
10/3/03  -0.0109
10/10/03  0.0047
10/17/03  0.0117
10/24/03  0.0121
10/31/03  0.0105
11/7/03   0.0431
11/14/03  0.0226
11/21/03  0.0100
11/28/03  0.0357
12/5/03   0.0254
12/12/03  0.0712
12/19/03  0.0623
12/26/03  0.0678
1/2/04    0.0732
1/9/04    0.0530
1/16/04   0.0514
1/23/04   0.0512
1/30/04   0.0463
2/6/04    0.0580
2/13/04   0.0564
2/20/04   0.0611
2/27/04   0.0570
3/5/04    0.0499
3/12/04   0.0541
3/19/04   0.0636
3/26/04   0.0840
4/2/04    0.0756
4/9/04    0.0547
4/16/04   0.0385
4/23/04  -0.0037
4/30/04  -0.0016
5/7/04   -0.0084
5/14/04   0.0241
5/21/04   0.0038
5/28/04   0.0204
6/4/04    0.0167
6/11/04   0.0209
6/18/04   0.0155
6/25/04   0.0030
7/2/04    0.0143
7/9/04    0.0189
7/16/04   0.0245
7/23/04   0.0189
7/30/04   0.0339
8/6/04    0.0333
8/13/04   0.0360
8/20/04   0.0366
8/27/04   0.0456
9/3/04    0.0465
9/10/04   0.0432
9/17/04   0.0346
9/24/04   0.0252
10/1/04   0.0415
10/8/04   0.0494
10/15/04  0.0517
10/22/04  0.0472
10/29/04  0.0607
11/5/04   0.0440
11/12/04  0.0562
11/19/04  0.0642
11/26/04  0.0632
12/3/04   0.0379
12/10/04  0.0322
12/17/04  0.0322
12/24/04  0.0553
12/31/04  0.0691
1/7/05    0.0632
1/14/05   0.0426
1/21/05   0.0422
1/28/05   0.0360
2/4/05    0.0524
2/11/05   0.0343
2/18/05   0.0344
2/25/05   0.0363
3/4/05    0.0347
3/11/05   0.0020
3/18/05  -0.0413
3/25/05  -0.0514
4/1/05   -0.0742
4/8/05   -0.0890
4/15/05  -0.0775
4/22/05  -0.0610
4/29/05  -0.0475
5/6/05   -0.0283
5/13/05  -0.0580
5/20/05  -0.0523
5/27/05  -0.0455
6/3/05   -0.0371
6/10/05  -0.0238
6/17/05  -0.0272
6/24/05  -0.0343
7/1/05   -0.0344
7/8/05   -0.0155
7/15/05  -0.0285
7/22/05  -0.0206
7/29/05   0.0008
8/5/05   -0.0156
8/12/05  -0.0076
8/19/05  -0.0181
8/26/05  -0.0190
9/2/05   -0.0122
9/9/05   -0.0008
9/16/05  -0.0132
9/23/05  -0.0272
9/30/05  -0.0703
10/7/05  -0.0808
10/14/05 -0.0984
10/21/05 -0.0776
10/28/05 -0.0815
11/4/05  -0.0861
11/11/05 -0.0861
11/18/05 -0.1203
11/25/05 -0.1106
12/2/05  -0.1113
12/9/05  -0.1325
12/16/05 -0.1641
12/23/05 -0.1467
12/30/05 -0.1543


    For additional information about the premiums and discounts, please see the
"Frequently    Asked    Questions"    section   of   the   Fund's   website   at
WWW.FCCLAYMORE.COM.

ARE THERE ANY FEDERAL TAX ADVANTAGES TO THE DISTRIBUTIONS MADE BY THE FUND IN 2005?

     Yes. In 2005, the Fund passed on a portion of its income to individuals in the form of qualified dividend income or QDI. QDI is taxed at a 15% or 5% rate (depending on an individual's income) instead of the individual's ordinary income tax rate. In calendar year 2005, 29.25% of the distributions made by the Fund were eligible for QDI treatment. For an individual in the 28% tax bracket, this means that the Fund's total distributions will only be taxed at a blended 24.2% rate versus the 28% rate which would apply to distributions by a fund investing in traditional corporate bonds. This tax advantage means that, for an individual in the 28% tax bracket, in calendar year 2005, the before-tax 6.6% yield on net asset value of the Fund was approximately equivalent to a 6.9% yield on net asset value of a traditional corporate bond fund.

     Corporate shareholders also receive a federal tax benefit from the 19.89% of the distributions which were eligible for the inter-corporate dividends received deduction or DRD.

     Under normal conditions, the Fund will generally own fully taxable preferred securities and corporate bonds. As you can see, however, from time to time we have found opportunities to purchase traditional preferred stocks eligible for QDI or DRD treatment at prices that make sense for the Fund. Of course, it is important to remember the composition of the portfolio and the income distributions can change from one year to the next, and the QDI or DRD portions of next year's distributions may not be the same (or even similar) to this year's.

WHAT WERE THE COMPONENTS OF THE FUND'S TOTAL RETURN ON NET ASSET VALUE OVER THE PAST YEAR?

     One technique to better understand the Fund's net asset value (NAV) performance is to begin with the Fund's total return on its investment portfolio, and progressively adjust for the impact of hedging, expenses and leverage to arrive at total return based on NAV (which factors in all of these items). During fiscal 2005, the Fund's unhedged portfolio returned 5.7%. Although the hedge made money during the 4th fiscal quarter, it was a drag on performance over the full year as the hedged portfolio's return before the impact of expenses and leverage declined to 3.6%. However, the favorable impact of leverage served to offset a portion of the expenses during the year as the Fund's total return on NAV equaled 2.6%, below the return on the Fund's hedged investment portfolio, but not by the full magnitude of the expenses.

HOW DID THE INTEREST RATE HEDGE PERFORM OVER THE PAST YEAR?

     As discussed above, with the exception of the 4th fiscal quarter, the Fund's interest rate hedge was a drag on performance over the full fiscal year. From November 30, 2004 through August 31, 2005, long-term US Treasury yields declined by approximately 0.75%. As a result, on a monthly basis the hedge rarely broke even over this period. While these results are not favorable when reviewed in hindsight, hedging the portfolio against significant increases in long-term interest rates has been, and will continue to be, a fundamental part of the Fund's investment strategy. The hedging strategy is designed so that the Fund's shareholders effectively pay an "insurance premium" to help protect the Fund's NAV against a significant increase in long-term interest rates. Moreover, if interest rates rise significantly over a short period of time, the Fund's hedging strategy may result in realized gains, the reinvestment of which might also permit the Fund to increase its dividend rate.

     Beginning in early September, long-term interest rates finally started to track the increases in the short end of the yield curve, and the hedge results for the 4th fiscal quarter were accordingly positive. Even in this environment of increasing interest rates, the hedge wasn't perfect. It has always been designed as a "safety net" (to help control the cost of hedging), which means that the Fund must absorb some loss before the hedge protection fully engages. However, from that point forward, the hedge is designed to provide significant protection if interest rates continue to rise.

HOW HAS THE CURRENT INTEREST RATE ENVIRONMENT AFFECTED THE FUND?

     The recent interest rate environment has been unusual and challenging for managing a hedged, leveraged preferred fund. Its most unusual feature is that long-term Treasury yields have actually fallen slightly since the Federal Reserve began raising the short-term federal funds rate (by a cumulative 3.25%) in June 2004. This "bull flattening" of the yield curve has simultaneously reduced the incremental return that the Fund earns on its leverage and generated losses on its hedges. Historically when the Fed has tightened monetary policy, long-term interest rates have risen along with short-term rates, producing gains on the hedge which could be used - at least in part - to purchase securities and thereby increase income on the portfolio. At the same time, corporate issuers generally have reduced debt and preferreds relative to equity over the past several years, causing the incremental yield on those securities to decline relative to Treasuries. This put additional pressure on the Fund's ability to generate income.

     Looking ahead, we see the environment improving. Corporate demand for debt and preferred financing is picking up, new security structures are broadening the appeal of preferred financing, and the incremental yields offered by these securities have increased as a result. Recently, long-term interest rates have increased along with short-term rates, and the Fund's hedges have generated gains. Finally, although a flatter yield curve has reduced the incremental income generated by the Fund's leverage, it also has reduced the cost of hedging.

HOW WOULD AN "INVERTED YIELD CURVE" IMPACT THE FUND?

     An inverted yield curve, where short-term rates are above long-term rates, would affect the Fund in three ways. First, an inverted yield curve would increase the cost of the Fund's leverage relative to the return the Fund earns on long-maturity assets. In fact, if the yield curve were to invert by a large amount, it's possible that the leverage costs could exceed the current return on the debt and preferred securities in the Fund's portfolio. (Although the yield curve may invert, we don't think that a large inversion is likely.) These higher leverage costs would reduce the incremental return earned on the roughly one-third of the portfolio that is financed by the Fund's leverage.

     Second, an inverted yield curve would reduce the cost of hedging on 100% of the portfolio. That is because the long-term cost of hedging is directly affected by the slope of the yield curve. When the yield curve is steep - as it has been for most of the past four years - hedging tends to be expensive, because the market charges hedgers the difference between long- and short-term yields. If the yield curve inverts, however, hedgers earn the difference between short- and long-term yields.

     Third, how the yield curve inverts is also important to the Fund. On one hand, if the yield curve inverts with short rates rising and long rates falling, leverage costs rise while the hedge loses money (although less than it would have if the curve were steep, because the initial hedge cost is lower when the curve is inverted). This is essentially a continuation of the scenario that played out from June 2004 through August 2005, and it's a scenario that we believe has run its course. On the other hand, if the yield curve inverts with both short- and long-term rates rising, the hedge gains can be used to offset some portion of the higher leverage costs; how much depends upon how far and how quickly long-term rates increase.

     As we have explained in the past, the first two effects tend to generally offset each other over time in total return, with the higher cost of leverage reducing income and the lower cost of hedging improving NAV. But how those effects play out in any given quarter or year depends upon the third factor: How rates actually move.

WHAT ARE ECAPS (SM)?

     Enhanced Capital Advantage Preferred Securities, or ECAPS (SM), represent the latest evolution of hybrid preferred securities. Like other hybrid preferred securities, ECAPS (SM) pay interest (as opposed to the dividends paid on perpetual preferred stock) which is taxed as ordinary income for most investors. By combining certain elements of debt and equity financing, issuers of ECAPS are able to capture some key advantages of each in a single security. The result has been a dream of Wall Street for years - a true "hybrid" security.

     Of course, this is not the first time Wall Street engineers thought they discovered the magic combination. In the latter part of 1993, Monthly Income Preferred Securities, or "MIPS (SM)", were created with similar promise and fanfare. As the MIPS (SM) structure grew in popularity (not to mention acronyms), the credit rating agencies increasingly began to treat such issues as debt when assessing an issuer's credit strength. ECAPS (SM) are designed to specifically address the concerns of the rating agencies. Time will tell if the structure can deliver on all its promises; for now, however, we expect to see substantial new issuance of this type of security. As of this writing, there have been ten such issues totaling $4.7 billion from seven different issuers.

HOW MIGHT ECAPS (SM) IMPACT THE FUND?

     In the future, ECAPS (SM) could affect the Fund in several ways. This segment appears poised to grow quickly, and could potentially surpass other preferred structures in size.

     Companies that have preferred securities currently outstanding (either traditional preferred stock or older types of hybrid preferred) will certainly CONSIDER redeeming and replacing them with ECAPS (SM), since the new structure may provide issuers some important advantages. If this trend does develop, some of the positions in the Fund may have to be replaced.

     We also anticipate issuance from companies that haven't issued preferred securities in the past. A larger universe of issuers is good for the Fund. Not only would it allow greater diversification, but the likelihood of us finding price anomalies or misunderstood credit risks should increase.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OVERVIEW
NOVEMBER 30, 2005 (UNAUDITED)
-----------------------------


FUND STATISTICS ON 11/30/05
-------------------------------------------
Net Asset Value               $       22.64

Market Price                  $       20.03

Discount                              11.53%

Yield on Market Price                  9.29%

Common Shares
Outstanding                      42,601,719


MOODY'S RATINGS             % OF PORTFOLIO
------------------------------------------
AAA                                   0.3%

AA                                    4.3%

A                                    34.4%

BBB                                  45.6%

BB                                    9.6%

Not Rated                             3.6%
------------------------------------------
Below Investment Grade*               8.9%

* BELOW INVESTMENT GRADE BY BOTH MOODY'S
  AND S&P.



INDUSTRY CATEGORIES         % OF PORTFOLIO
-------------------------------------------
Banks .........................   35%
Utilities .....................   26%
Insurance .....................   16%
Financial Services ............   13%
REITs .........................    5%
Oil and Gas ...................    3%
Other .........................    2%

                                              % OF
TOP 10 HOLDINGS BY ISSUER                  PORTFOLIO
-----------------------------------------------------
Lehman Brothers                               4.2%

Wachovia Corp                                 4.1%

J.P. Morgan Chase                             3.4%

Bank of America                               3.1%

Ace Ltd.                                      3.0%

North Fork Bancorporation                     2.9%

HSBC                                          2.8%

Countrywide Financial                         2.6%

Morgan Stanley                                2.3%

St. Paul Travelers                            2.3%



                                                                                                     % OF PORTFOLIO**
---------------------------------------------------------------------------------------------------------------------
Holdings Generating Qualified Dividend Income (QDI) for Individuals                                         27%
Holdings Generating Income Eligible for the Corporate Dividend Received Deduction (DRD)                     18%

** THIS DOES NOT REFLECT YEAR-END RESULTS OR ACTUAL TAX  CATEGORIZATION  OF FUND
   DISTRIBUTIONS. THESE PERCENTAGES CAN, AND DO, CHANGE, PERHAPS SIGNIFICANTLY, DEPENDING ON MARKET CONDITIONS. INVESTORS SHOULD CONSULT THEIR TAX ADVISOR REGARDING THEIR PERSONAL SITUATION. SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS FOR THE TAX CHARACTERIZATION OF 2005 DISTRIBUTIONS.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2005
--------------------------------------------------------------------------


SHARES/$ PAR                                                                                            VALUE
-------------                                                                                          -------

PREFERRED SECURITIES -- 80.8%
                 BANKING -- 34.7%
---------------------------------------------------------------------------------------------------------------------
       108,197   Abbey National Group, 7.375% Pfd., Series C....................................   $      2,770,925**(1)
        15,000   ABN AMRO Capital Fund Trust VII, 6.08% Pfd.....................................            357,525**(1)
                 ABN AMRO North America, Inc.:
         2,015     6.46% Pfd., 144A****.........................................................          2,049,477*
         9,301     6.59% Pfd., 144A****.........................................................          9,435,213*
$   18,000,000   Astoria Capital Trust I, 9.75% 11/01/29 Capital Security, Series B.............         21,535,110
        40,000   BAC Capital Trust I, 7.00% Pfd. 12/15/31.......................................          1,026,800
         6,750   BAC Capital Trust III, 7.00% Pfd...............................................            172,395
       738,400   BAC Capital Trust IV, 5.875% Pfd...............................................         17,193,644
           600   BAC Capital Trust V, 7.00% Pfd.................................................             15,270
$    1,240,000   BankBoston Capital Trust I, 8.25% 12/15/26 Capital Security....................          1,326,304
$   16,155,000   BankBoston Capital Trust II, 7.75% 12/15/26 Capital Security, Series B.........         17,141,667
         1,800   Bank of New York Capital IV, 6.875% Pfd., Series E.............................             45,288
        51,000   Bank One Capital Trust VI, 7.20% Pfd...........................................          1,299,990
$    6,500,000   Barclays Bank PLC, Adj. Rate Pfd...............................................          6,318,812**(1)
$      500,000   BT Capital Trust B, 7.90% 01/15/27 Capital Security............................            530,182(1)
$    1,000,000   BT Preferred Capital Trust II, 7.875% 02/25/27 Capital Security................          1,065,625(1)
        18,800   Citigroup, Inc., 6.231% Pfd., Series H.........................................            944,418*
       105,000   Cobank, ACB, 7.00% Pfd., 144A****..............................................          5,493,075*
        27,900   Comerica (Imperial) Capital Trust I, 7.60% Pfd.................................            714,937
$      800,000   CoreStates Capital Trust I, 8.00% 12/15/26 Capital Security, 144A****..........            851,436
$   11,000,000   Cullen/Frost Capital Trust I, 8.42% 02/01/27 Capital Security, Series A........         11,827,860
$    2,500,000   Dime Capital Trust I, 9.33% 05/06/27 Capital Security, Series A................          2,738,937
         9,300   FBOP Corporation, Adj. Rate Pfd., 144A****.....................................          9,253,500*
$    5,600,000   First Chicago NBD Capital A, 7.95% 12/01/26 Capital Security, 144A****.........          5,955,096
$      875,000   First Chicago NBD Capital B, 7.75% 12/01/26 Capital Security, 144A****.........            928,419
$    3,000,000   First Midwest Capital Trust I, 6.95% 12/01/33 Capital Security.................          3,220,815
       400,000   First Republic Bank, 6.25% Pfd.................................................          9,356,000*
$    3,000,000   Fleet Capital Trust II, 7.92% 12/11/26 Capital Security........................          3,190,770
        62,600   Fleet Capital Trust VII, 7.20% Pfd.............................................          1,610,072
        86,500   Fleet Capital Trust VIII, 7.20% Pfd............................................          2,244,675
             3   FT Real Estate Securities Company, 9.50% Pfd., 144A****........................          4,238,394
$   37,550,000   GreenPoint Capital Trust I, 9.10% 06/01/27 Capital Security....................         41,170,759
$   23,725,000   HBOS Capital Funding LP, 6.85% Pfd.............................................         23,749,437(1)
         6,300   Household Capital Trust VI, 8.25% Pfd..........................................            159,674
         7,500   HSBC II, Variable Inverse Pfd., Pvt............................................          7,959,375*
$   14,357,000   J.P. Morgan Capital Trust I, 7.54% 01/15/27 Capital Security...................         15,183,532


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2005
      --------------------------------------------------------------------------


SHARES/$ PAR                                                                                            VALUE
-------------                                                                                          -------

PREFERRED SECURITIES -- (CONTINUED)
                 BANKING -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
$   11,271,000   J.P. Morgan Capital Trust II, 7.95% 02/01/27 Capital Security..................   $     12,011,730
       175,450   J.P. Morgan Chase Capital XI, 5.875% Pfd., 06/15/33............................          4,094,126
       282,800   J.P. Morgan Chase Capital XIV, 6.20% Pfd., 10/15/34............................          6,983,746
       165,000   J.P. Morgan Chase Capital XVI, 6.35% Pfd., 06/01/35............................          4,049,100
        23,800   Keycorp Capital V, 5.875% Pfd., Series A.......................................            543,116
$   14,295,000   Keycorp Institutional Capital A, 7.826% 12/01/26 Capital Security, Series A....         15,100,237
$    4,000,000   Lloyds TSB Bank PLC, 6.90% Pfd.................................................          4,048,720(1)
$   25,280,000   Marshall & Ilsley Capital Trust  A, 7.65% 12/01/26 Capital Security............         26,636,146
            20   Marshall & Ilsley Investment II, 8.875% Pfd., 144A****.........................          2,091,840
$    2,000,000   NB Capital Trust IV, 8.25% Capital Security....................................          2,150,970
$    3,000,000   North Fork Capital Trust I, 8.70% 12/15/26 Capital Security....................          3,217,560
       265,000   PFGI Capital Corporation, 7.75% Pfd............................................          7,135,125
$   13,750,000   RBS Capital Trust B, 6.80% Pfd.................................................         13,782,863**(1)
$   15,600,000   Republic New York Capital I, 7.75% 11/15/26 Capital Security...................         16,498,170(1)
$   17,127,000   Republic New York Capital II, 7.53% 12/04/26 Capital Security..................         18,113,258(1)
                 Roslyn Real Estate:
            40     8.95% Pfd., Pvt., Series C, 144A****.........................................          4,399,030
           135     Adj. Rate Pfd., Series D, 144A****...........................................         13,618,125
                 Royal Bank of Scotland Group PLC:
       558,000     5.75% Pfd., Series L.........................................................         12,993,030**(1)
       129,500     6.35% Pfd., Series N.........................................................          3,253,040**(1)
       110,000     6.40% Pfd., Series M.........................................................          2,786,300**(1)
$   14,167,000   Union Planters Capital Trust, 8.20% 12/15/26 Capital Security..................         15,110,168
            60   Union Planters Preferred Funding, 7.75% Pfd., Series 144A****..................          6,989,660
        23,500   VNB Capital Trust I, 7.75% Pfd.................................................            597,723
     2,217,200   Wachovia Preferred Funding, 7.25% Pfd., Series A...............................         60,662,592
$   20,750,000   Washington Mutual, Inc., 8.36% 12/01/26 Capital Security, 144A****.............         22,181,231
$    8,000,000   Webster Capital Trust II, 10.00% 04/01/27 Capital Security.....................          8,805,840
        47,550   Wells Fargo Capital Trust VII, 5.85% Pfd.......................................          1,114,810
-------------------------------------------------------------------------------------------------------------------
                                                                                                        522,043,664
                                                                                                   ----------------
                 FINANCIAL SERVICES -- 10.3%
---------------------------------------------------------------------------------------------------------------------
       525,000   CIT Group, Inc., 6.35% Pfd., Series A..........................................         13,093,500*
        30,000   Corporate-Backed Trust Certificates, 7.75% Pfd., Series CIT....................            805,500
$   15,459,000   Countrywide Capital I, 8.00% 12/15/26 Capital Security.........................         15,844,470
       960,100   Countrywide Capital IV, 6.75% Pfd..............................................         23,824,881
        84,300   Fannie Mae, 5.125% Pfd.........................................................          3,586,543*

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2005
--------------------------------------------------------------------------


SHARES/$ PAR                                                                                            VALUE
-------------                                                                                          -------

PREFERRED SECURITIES -- (CONTINUED)
                 FINANCIAL SERVICES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                 Freddie Mac:
        32,000     5.00% Pfd., Series F.........................................................   $      1,343,040*
        19,900     5.30% Pfd....................................................................            885,252*
        40,000   Goldman Sachs Group, Inc., 6.20% Pfd., Series B................................            996,800*
                 Lehman Brothers Holdings, Inc.:
       181,400     5.67% Pfd., Series D.........................................................          8,534,870*
        85,000     5.94% Pfd., Series C.........................................................          4,148,000*
     1,374,750     6.50% Pfd., Series F.........................................................         34,987,388*
        35,000   Lehman Capital Trust III, 6.375% Pfd., Series K................................            861,525
         5,000   Lehman Capital Trust V, 6.00% Pfd., Series M...................................            115,775
        31,400   Lehman Capital Trust VI, 6.24% Pfd., Series N..................................            759,723
       138,975   Merrill Lynch Capital Trust V, 7.28% Pfd.......................................          3,652,958
        10,000   Merrill Lynch Preferred Capital Trust IV, 7.12% Pfd............................            258,400
        64,300   Morgan Stanley Capital Trust II, 7.25% Pfd.....................................          1,639,650
     1,076,398   Morgan Stanley Capital Trust III, 6.25% Pfd....................................         25,881,990
       202,000   Morgan Stanley Capital Trust IV, 6.25% Pfd.....................................          4,891,430
         9,000   Morgan Stanley Capital Trust V, 5.75% Pfd......................................            202,455
       160,000   SLM Corporation, 6.97% Pfd., Series A..........................................          8,534,400*
-------------------------------------------------------------------------------------------------------------------
                                                                                                        154,848,550
                                                                                                   ----------------
                 INSURANCE -- 14.7%
---------------------------------------------------------------------------------------------------------------------
     1,719,980   ACE Ltd., 7.80% Pfd., Series C.................................................         45,364,472**(1)
       420,900   Aegon NV, 6.375% Pfd...........................................................         10,316,259**(1)
$   16,051,000   AON Capital Trust A, 8.205% 01/01/27 Capital Security..........................         18,471,732
        65,000   Axis Capital Holdings, Variable Rate Pfd., Series B............................          6,598,475(1)
       125,000   Berkley W.R. Capital Trust II, 6.75% 07/26/45..................................          2,970,000
        48,100   Corporate-Backed Trust Certificates, 8.00% Pfd., Series AON....................          1,218,133
       106,000   Corts-AON Capital, 8.205% Pfd..................................................          2,934,080
        37,000   Corts-UnumProvident Corporation, 8.50% Pfd.....................................            939,615
       154,300   Everest Re Capital Trust II, 6.20% Pfd., Series B..............................          3,403,858(1)
                 ING Groep NV:
        36,000     7.05% Pfd....................................................................            914,400**(1)
       394,600     7.20% Pfd....................................................................         10,149,112**(1)
$   10,000,000   Mangrove Bay Passthru Trust, 6.102% 07/15/33 Capital Security, 144A****........          9,776,800(1)
$    2,200,000   MMI Capital Trust I, 7.625% 12/15/27 Capital Security, Series B................          2,437,655
        50,000   PartnerRe Capital Trust I, 7.90% 12/31/31 Pfd..................................          1,285,500**(1)
       220,989   PartnerRe Ltd., 6.75% Pfd., Series C...........................................          5,280,532**(1)

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2005
      --------------------------------------------------------------------------


SHARES/$ PAR                                                                                            VALUE
-------------                                                                                          -------

PREFERRED SECURITIES -- (CONTINUED)
                 INSURANCE -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
       849,000   Principal Financial Group, 6.518% Pfd..........................................   $     22,903,796*
$    8,000,000   Provident Financing Trust I, 7.405% 03/15/38 Capital Security..................          7,514,480
       110,000   Prudential PLC, 6.50% Pfd......................................................          2,729,100**(1)
                 Renaissancere Holding:
        45,000     6.08% Pfd., Series C.........................................................            906,075**(1)
       329,135     7.30% Pfd., Series B.........................................................          8,404,462**(1)
        94,900   Saturns-AON 2003-3, 8.00% Pfd., Series AON.....................................          2,494,921
        56,000   Saturns-SAFC 2001-7, 8.25% Pfd., Series SAFC...................................          1,482,880
       432,200   Scottish Re Group Ltd., 7.25% Pfd..............................................         10,783,390**(1)
        22,390   St. Paul Capital Trust I, 7.60% Pfd............................................            572,624
$    8,075,000   USF&G Capital, 8.312% 07/01/46 Capital Security, 144A****......................          9,842,295
$   17,000,000   USF&G Capital I, 8.50% 12/15/45 Capital Security, 144A****.....................         21,152,675
        15,000   XL Capital Ltd., 7.625% Pfd., Series B.........................................            379,950**(1)
        10,565   Zurich RegCaPS Funding Trust, 6.58% Pfd., 144A****.............................         11,024,789*
-------------------------------------------------------------------------------------------------------------------
                                                                                                        222,252,060
                                                                                                   ----------------
                 UTILITIES -- 13.9%
---------------------------------------------------------------------------------------------------------------------
$    3,750,000   AGL Capital Trust, 8.17% 06/01/37 Capital Security.............................          4,026,919
       175,000   Alabama Power Company, 5.30% Pfd...............................................          4,148,375*
        10,000   Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993......................          1,040,150*
        50,000   Baltimore Gas & Electricity, 7.125% Pfd., Series 1993..........................          5,198,000*
        35,000   Central Maine Power, 5.25% Pfd., Pvt...........................................          3,279,150*
$    8,700,000   COMED Financing II, 8.50% 01/15/27 Capital Security, Series B..................          9,159,534
$   10,395,000   COMED Financing III, 6.35% 03/15/33 Capital Security...........................          9,808,878
        23,883   Delmarva Power & Light, 5.00% Pfd..............................................          2,176,219*
        50,000   Dominion CNG Cap Trust I, 7.80% Pfd............................................          1,279,750
$   10,175,000   Dominion Resources Capital Trust  I, 7.83% 12/01/27 Capital Security...........         10,933,292
$   10,000,000   Dominion Resources Capital Trust III, 8.40% 01/15/31...........................         12,020,050
        49,343   Duke Energy Corporation, 4.50% Pfd., Series C, Pvt.............................          4,976,242*
        96,450   Duquesne Light Company, 6.50% Pfd..............................................          4,983,571*
       135,400   Energy East Capital Trust I, 8.25% Pfd.........................................          3,459,470
                 Entergy Arkansas, Inc.:
        10,240     4.56% Pfd., Series 1965......................................................            858,522*
         5,692     7.40% Pfd....................................................................            591,883*
        60,792   Entergy Louisiana, Inc., 8.00% Pfd., Series 92.................................          1,532,566*

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2005
--------------------------------------------------------------------------


SHARES/$ PAR                                                                                            VALUE
-------------                                                                                          -------

PREFERRED SECURITIES -- (CONTINUED)
                 UTILITIES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                 Florida Power Company:
        49,750     4.40% Pfd....................................................................   $      4,183,477*
        37,088     4.58% Pfd....................................................................          3,262,075*
        21,585     4.60% Pfd....................................................................          1,897,537*
        84,400   FPC Capital I, 7.10% Pfd., Series A............................................          2,117,596
        12,442   Great Plains Energy, Inc., 4.20% Pfd...........................................            943,726*
        37,800   Gulf Power Capital Trust III, 7.375% Pfd.......................................            961,821
        20,000   Gulf Power Company, 6.00% Pfd., Series 1.......................................          2,009,200*
$   17,262,000   Houston Light & Power Capital Trust II, 8.257% 02/01/37 Capital Security.......         18,267,511
       119,805   Indianapolis Power & Light Company, 5.65% Pfd..................................         11,048,417*
                 Interstate Power & Light Company:
       110,000     7.10% Pfd., Series C.........................................................          2,933,700*
        11,000     8.375% Pfd., Series B........................................................            366,135*
        32,300   Laclede Capital Trust I, 7.70% Pfd.............................................            830,594
         5,000   Northern Indiana Public Service Company, Adj. Rate Pfd., Series A..............            255,625*
                 Pacific Enterprises:
         4,550     $4.40 Pfd....................................................................            380,744*
         4,510     $4.50 Pfd....................................................................            385,966*
        23,085     $4.75 Pfd., Series 53........................................................          2,085,383*
         3,000   PacifiCorp, $7.48 Sinking Fund Pfd.............................................            311,385*
$    2,337,000   PECO Energy Capital Trust III, 7.38% 04/06/28 Capital Security, Series D.......          2,650,170
$   27,000,000   PECO Energy Capital Trust IV, 5.75% 06/15/33 Capital Security..................         25,380,540
        11,278   Portland General Electric, 7.75% Sinking Fund Pfd..............................          1,168,683*
       215,750   PSEG Funding Trust II, 8.75% Pfd...............................................          5,769,155
                 Puget Sound Energy Capital Trust:
$    8,200,000     8.231% 06/01/27 Capital Security, Series B...................................          8,782,405
        50,000     8.40% Pfd. 06/30/41..........................................................          1,281,250
       200,000   San Diego Gas & Electric Company, $1.70 Pfd....................................          5,192,000*
        83,000   Southern California Edison, 6.125% Pfd.........................................          8,330,420*
       264,700   Southern Union Company, 7.55% Pfd..............................................          7,097,931*
$    3,500,000   Union Electric Company, 7.69% 12/15/36 Capital Security, Series A..............          3,701,443
                 Virginia Electric & Power Company:
        14,985     $4.12 Pfd....................................................................          1,175,648*
        21,684     $4.80 Pfd....................................................................          2,000,891*
        78,700   Virginia Power Capital Trust, 7.375% Pfd. 07/30/42.............................          2,017,081
        15,000   Wisconsin Power & Light Company, 6.20% Pfd.....................................          1,538,475*

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2005
--------------------------------------------------------------------------


SHARES/$ PAR                                                                                            VALUE
-------------                                                                                          -------

PREFERRED SECURITIES -- (CONTINUED)
                 UTILITIES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                 Xcel Energy, Inc.:
         7,110     $4.10 Pfd., Series C.........................................................   $        551,878*
        10,210     $4.11 Pfd., Series D.........................................................            794,440*
-------------------------------------------------------------------------------------------------------------------
                                                                                                        209,145,873
                                                                                                   ----------------
                 OIL AND GAS -- 2.2%
---------------------------------------------------------------------------------------------------------------------
        13,200   EOG Resources, Inc., 7.195% Pfd., Series B.....................................         14,005,134*
$    5,000,000   KN Capital Trust III, 7.63% 04/15/28 Capital Security..........................          5,471,400
$   13,315,000   Phillips 66 Capital Trust II, 8.00% 01/15/37 Capital Security..................         14,166,161
-------------------------------------------------------------------------------------------------------------------
                                                                                                         33,642,695
                                                                                                   ----------------
                 REAL ESTATE INVESTMENT TRUST (REIT) -- 4.4%
---------------------------------------------------------------------------------------------------------------------
                 BRE Properties, Inc.:
        80,000     6.75% Pfd., REIT, Series C...................................................          1,986,800
        70,000     6.75% Pfd., REIT, Series D...................................................          1,708,000
       228,250   Duke Realty Corporation, 6.60% Pfd., REIT, Series L............................          5,417,514
        51,000   Equity Residential Properties, 8.29% Pfd., REIT, Series K......................          3,024,555
         4,000   Prologis Trust, 8.54% Pfd., REIT, Series C.....................................            220,680
                 PS Business Parks, Inc.:
       167,640     6.875% Pfd., REIT, Series I..................................................          3,936,187
       192,464     7.00% Pfd., REIT, Series H...................................................          4,664,365
       502,000     7.20% Pfd., REIT, Series M...................................................         12,218,680
       203,400     7.60% Pfd., REIT, Series L...................................................          5,105,340
        60,000     7.95% Pfd., REIT, Series K...................................................          1,568,700
                 Public Storage, Inc.:
        19,900     6.18% Pfd., REIT, Series D...................................................            444,665
        62,700     6.75% Pfd., REIT, Series E...................................................          1,526,745
        14,700     7.625% Pfd., REIT, Series U..................................................            376,320
        18,000     8.00% Pfd., REIT, Series R...................................................            462,420
       440,000   Realty Income Corporation, 7.375% Pfd., REIT, Series D.........................         11,169,400
       263,000   Regency Centers Corporation, 7.25% Pfd., REIT..................................          6,584,205
        61,000   Vornado Realty Trust, 6.625% Pfd., REIT, Series I..............................          1,419,470
       162,000   Weingarten Realty Investment, 6.95% Pfd., REIT.................................          4,248,450
-------------------------------------------------------------------------------------------------------------------
                                                                                                         66,082,496
                                                                                                   ----------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2005
--------------------------------------------------------------------------


SHARES/$ PAR                                                                                            VALUE
-------------                                                                                          -------

PREFERRED SECURITIES -- (CONTINUED)
                 MISCELLANEOUS INDUSTRIES -- 0.6%
---------------------------------------------------------------------------------------------------------------------
       100,000   Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A****............................   $      8,954,500*
-------------------------------------------------------------------------------------------------------------------
                                                                                                          8,954,500
                                                                                                   ----------------
                   TOTAL PREFERRED SECURITIES(Cost $1,197,644,574)..............................      1,216,969,838
                                                                                                   ----------------
CORPORATE DEBT SECURITIES -- 16.7%
                 FINANCIAL SERVICES -- 3.0%

---------------------------------------------------------------------------------------------------------------------
         7,000   Corporate-Backed Trust Certificates, 5.80% Series Goldman Sachs................            169,610
       200,000   Ford Motor Credit Company, 7.375% 10/15/31.....................................          3,860,000
$   25,000,000   General Motors Acceptance Corporation, 8.00% 11/01/31, Senior Bonds............         24,694,875
                 Lehman Brothers:
$    4,935,000     Guaranteed Note, Variable Rate, 12/16/16, 144A****...........................          4,651,238
$    8,803,000     Guaranteed Note, Variable Rate, 10/15/15, 144A****...........................          9,331,180
$    2,200,000   Morgan Stanley Finance, 8.03% 02/28/17, Capital Units..........................          2,326,445
-------------------------------------------------------------------------------------------------------------------
                                                                                                         45,033,348
                                                                                                   ----------------
                 INSURANCE -- 1.1%

---------------------------------------------------------------------------------------------------------------------
       239,000   Delphi Financial, 8.00% 05/15/33, Senior Notes.................................          6,227,145
$      214,000   Liberty Mutual Group, 6.50% 03/15/35, 144A****.................................            205,017
$    2,667,000   Liberty Mutual Insurance, 7.697% 10/15/97 144A****.............................          2,761,492
$    6,400,000   OneAmerica Financial Partners, 7.00% 10/15/33 144A****.........................          6,889,280
$    1,000,000   UnumProvident Corporation, 7.25% 03/15/28, Senior Notes........................          1,010,100
-------------------------------------------------------------------------------------------------------------------
                                                                                                         17,093,034
                                                                                                   ----------------
                 OIL AND GAS -- 0.4%

---------------------------------------------------------------------------------------------------------------------
       238,261   Nexen, Inc., 7.35% Subordinated Notes..........................................          6,142,369(1)
-------------------------------------------------------------------------------------------------------------------
                                                                                                          6,142,369
                                                                                                   ----------------
                 UTILITIES -- 11.1%

---------------------------------------------------------------------------------------------------------------------
$   31,000,000   AEP Texas Central Company, 6.65% 02/15/33, Senior Notes, Series E..............         33,192,785
$   19,000,000   Constellation Energy Group, 7.60% 04/01/32, Senior Notes.......................         22,009,600
$    1,000,000   DTE Energy Company, 6.375% 04/15/33, Senior Notes..............................          1,000,240
                 Duke Capital Corporation:
$   11,179,000     6.75% 02/15/32, Senior Notes.................................................         11,860,080
$   10,000,000     8.00% 10/01/19, Senior Notes.................................................         11,852,750

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2005
      --------------------------------------------------------------------------


SHARES/$ PAR                                                                                            VALUE
-------------                                                                                          -------

CORPORATE DEBT SECURITIES -- (CONTINUED)
                 UTILITIES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
$    8,000,000   Duquesne Light Holdings, 6.25% 08/15/35........................................   $      7,664,160
$    5,000,000   Entergy Gulf States, Inc., 6.20% 07/01/33, 1st Mortgage........................          4,668,025
        16,500   Entergy Mississippi, Inc., 7.25% 1st Mortgage..................................            419,595
       502,115   Georgia Power Company, 5.90% 04/15/33, Senior Notes............................         11,927,742
$    3,000,000   Indianapolis Power & Light Company, 6.60% 01/01/34, 1st Mortgage, 144A****.....          3,186,615
        40,000   Northern States Power Company, 8.00%...........................................          1,047,400
$   10,000,000   Oncor Electric Delivery Company, 7.25% 01/15/33................................         11,481,850
$   18,768,000   PSEG Power LLC, 8.625% 04/15/31................................................         24,133,771
$    6,300,000   TXU Corporation, 6.50% 11/15/24................................................          5,929,686
$    7,250,000   TXU Energy Company, 7.00% 03/15/13.............................................          7,681,774
$    2,000,000   Westar Energy, Inc., 5.875% 07/15/36...........................................          1,929,130
$    6,000,000   Wisconsin Electric Power Company, 6.875% 12/01/95..............................          6,669,390
-------------------------------------------------------------------------------------------------------------------
                                                                                                        166,654,593
                                                                                                   ----------------
                 REAL ESTATE INVESTMENT TRUST (REIT) -- 0.2%
---------------------------------------------------------------------------------------------------------------------
$    3,500,000   Realty Income Corporation, 5.875% 03/15/35.....................................          3,183,180
-------------------------------------------------------------------------------------------------------------------
                                                                                                          3,183,180
                                                                                                   ----------------
                 MISCELLANEOUS -- 0.9%
---------------------------------------------------------------------------------------------------------------------
$      390,000   BellSouth Telecommunication, 7.00% 12/01/95....................................            402,482
        47,000   Maytag Corporation, 7.875% 08/01/31............................................          1,162,075
                 Pulte Homes, Inc.:
$    8,000,000     6.375% 05/15/33, Senior Notes................................................          7,318,840
$    1,950,000     7.875% 06/15/32, Senior Notes................................................          2,121,337
$    1,945,000   Verizon Maryland, 7.15% 05/01/23...............................................          1,996,163
-------------------------------------------------------------------------------------------------------------------
                                                                                                         13,000,897
                                                                                                   ----------------
                   TOTAL CORPORATE DEBT SECURITIES(Cost $243,270,696)...........................        251,107,421
                                                                                                   ----------------
COMMON STOCKS -- 0.6%
                 UTILITIES -- 0.6%

---------------------------------------------------------------------------------------------------------------------
       180,000   Duke Energy Corporation........................................................          4,834,800*(2)
       131,809   KeySpan Corporation............................................................          4,423,510*
-------------------------------------------------------------------------------------------------------------------
                                                                                                          9,258,310
                                                                                                   ----------------
                TOTAL COMMON STOCKS
                   (Cost $7,764,241)............................................................          9,258,310
                                                                                                   ----------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2005
--------------------------------------------------------------------------


SHARES/$ PAR                                                                                            VALUE
-------------                                                                                          -------

CORPORATE DEBT SECURITIES -- (CONTINUED)
OPTION CONTRACTS -- 0.8%
         1,762   January Put Options on March U.S. Treasury Bond Futures, Expiring 12/22/05.....   $      5,368,594+
         1,500   March Call Options on March U.S. Treasury Bond Futures, Expiring 02/24/06......            585,937+
         8,138   March Put Options on March U.S. Treasury Bond Futures, Expiring 02/24/06.......          7,032,047+
-------------------------------------------------------------------------------------------------------------------
                TOTAL OPTION CONTRACTS(Cost $16,184,426)........................................         12,986,578
                                                                                                   ----------------
MONEY MARKET FUND -- 0.3%

     4,410,110   BlackRock Provident Institutional, TempFund....................................          4,410,110
-------------------------------------------------------------------------------------------------------------------
                TOTAL MONEY MARKET FUND(Cost $4,410,110)........................................          4,410,110
                                                                                                   ----------------

 TOTAL INVESTMENTS (Cost $1,469,274,047***)........................................       99.2%       1,494,732,257
 OTHER ASSETS AND LIABILITIES (Net)................................................        0.8%          11,687,043
                                                                                         ------    ----------------

 TOTAL NET ASSETS AVAILABLE TO COMMON STOCK AND PREFERRED STOCK....................      100.0%++  $  1,506,419,300
                                                                                         ------    ----------------

 AUCTION MARKET PREFERRED STOCK (AMPS) REDEMPTION VALUE.........................................       (542,000,000)
                                                                                                   ----------------
 TOTAL NET ASSETS AVAILABLE TO COMMON STOCK.....................................................   $    964,419,300
                                                                                                   ================

-----------------------------
*      Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**     Securities distributing Qualified Dividend Income only.
***    Aggregate cost of securities held.
****   Securities  exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified  institutional  buyers. These securities have been determined to be liquid under guidelines established by the Board of Directors.
(1)    Foreign Issuer.
(2)    All or a portion of this security has been pledged as collateral for written option positions.
+      Non-income producing.
++     The percentage shown for each investment category is the total value of that category as a percentage of net assets available to Common and Preferred Stock.

         ABBREVIATIONS:
REIT   -- Real Estate Investment Trust
PFD.   -- Preferred Securities
PVT.   -- Private Placement Securities



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2005
      --------------------------------------------------------------------------

OPEN OPTION CONTRACTS WRITTEN

CONTRACTS        CONTRACT DESCRIPTION                                                                    VALUE
------------     ------------------------------                                                         -------
         1,500   March Call Options on March U.S. Treasury Bond Futures,
                  Expiring 02/24/06, Strike Price 112 ..........................................   $     (2,554,688)
-------------------------------------------------------------------------------------------------------------------
                TOTAL OPEN OPTION CONTRACTS WRITTEN (premiums received: $3,180,375).............         (2,554,688)
                                                                                                   ----------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2005
--------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost $1,469,274,047)..................................                   $  1,494,732,257
   Receivable for Investments sold..............................................                          2,604,206
   Dividends and interest receivable............................................                         20,923,025
   Prepaid expenses.............................................................                             95,732
                                                                                                   ----------------
           Total Assets.........................................................                      1,518,355,220

LIABILITIES:

   Payable for securities purchased.............................................  $    7,461,680
   Dividends payable to Common Stock Shareholders...............................         637,345
   Investment advisory fee payable..............................................         530,351
   Administration, Transfer Agent and Custodian fees payable....................          99,253
   Servicing agent fees payable.................................................         153,676
   Professional fees payable....................................................          64,939
   Directors' fees payable......................................................             997
   Accrued expenses and other payables..........................................          57,086
   Accumulated undeclared distributions to Auction Market
    Preferred Stock Shareholders ...............................................         375,905
   Outstanding options written, at value (premiums received $3,180,375).........       2,554,688
                                                                                  --------------
           Total Liabilities....................................................                         11,935,920
                                                                                                   ----------------

AUCTION MARKET PREFERRED STOCK (21,680 SHARES OUTSTANDING) REDEMPTION VALUE.....                        542,000,000
                                                                                                   ----------------
NET ASSETS AVAILABLE TO COMMON STOCK............................................                   $    964,419,300
                                                                                                   ================

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
   Distributions in excess of net investment income.............................                   $     (4,758,179)
   Accumulated net realized loss on investments sold............................                        (68,283,830)
   Unrealized appreciation of investments.......................................                         26,083,897
   Par value of Common Stock....................................................                            426,017
   Paid-in capital in excess of par value of Common Stock.......................                      1,010,951,395
                                                                                                   ----------------
           Total Net Assets Available to Common Stock...........................                   $    964,419,300
                                                                                                   ================


NET ASSET VALUE PER SHARE OF COMMON STOCK:
     Common Stock (42,601,719 shares outstanding)...............................                   $          22.64
                                                                                                   ================

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                         STATEMENT OF OPERATIONS
                                            FOR THE YEAR ENDED NOVEMBER 30, 2005
      --------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends++ ...............................................................                   $     49,761,960
     Interest...................................................................                         45,432,651
                                                                                                   ----------------
          Total Investment Income...............................................                         95,194,611


EXPENSES:

     Investment advisory fee....................................................  $    6,620,207
     Servicing agent fee........................................................       1,932,578
     Administrator's fee........................................................         586,822
     Auction Market Preferred broker commissions
      and auction agent fees....................................................       1,400,920
     Professional fees..........................................................         129,900
     Insurance expense..........................................................         167,856
     Transfer agent fees........................................................         286,193
     Directors' fees............................................................          67,975
     Custodian fees.............................................................         116,603
     Chief Compliance Officer fees..............................................          38,115
     Other .....................................................................         377,251
          Total Expenses........................................................                         11,724,420
                                                                                                   ----------------
NET INVESTMENT INCOME...........................................................                         83,470,191
                                                                                                   ----------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

     Net realized loss on investments sold during the year......................                         (9,049,687)
     Change in unrealized appreciation/depreciation of investments held
        during the year ........................................................                        (31,084,755)
                                                                                                   ----------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.................................                        (40,134,442)
                                                                                                   ----------------

DISTRIBUTIONS TO AUCTION MARKET PREFERRED STOCK SHAREHOLDERS:

     From net investment income (including changes in accumulated
        undeclared distributions) ..............................................                        (16,717,280)
                                                                                                   ----------------
NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING
        FROM OPERATIONS ........................................................                   $     26,618,469
                                                                                                   ================

 ++ For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction ("DRD") or as qualified dividend income ("QDI") for individuals.~

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)
--------------------------------------------------------------------------

                                                                                    YEAR ENDED         YEAR ENDED
                                                                                 NOVEMBER 30, 2005  NOVEMBER 30, 2004
                                                                                -----------------   ------------------
OPERATIONS:
     Net investment income..................................................... $      83,470,191   $       86,314,881
     Net realized loss on investments sold during the year.....................        (9,049,687)         (31,687,416)
     Change in net unrealized appreciation/depreciation of investments
      held during the year ....................................................       (31,084,755)           8,318,636
     Distributions to AMPS* Shareholders from net investment income,
      including changes in accumulated undeclared distributions ...............       (16,717,280)          (7,744,632)
                                                                                -----------------   ------------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................        26,618,469           55,201,469

DISTRIBUTIONS:

     Dividends paid from net investment income to Common Stock Shareholders(1).       (88,908,186)         (88,448,688)
     Tax return of capital to Common Stock Shareholders........................          (133,996)                  --
     Distributions paid from net realized capital gains to
      Common Stock Shareholders ...............................................                --          (35,768,960)
                                                                                -----------------   ------------------
     TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS..........................       (89,042,182)        (124,217,648)


FUND SHARE TRANSACTIONS:

     Increase from shares issued under the Dividend Reinvestment
      and Cash Purchase Plan ...................................................        4,758,909           32,597,981

     Increase due to Cost of AMPS* Issuance(2).................................                --               50,000
                                                                                -----------------   ------------------

     NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK RESULTING
      FROM FUND SHARE TRANSACTIONS .............................................        4,758,909           32,647,981

                                                                                -----------------  -------------------
NET DECREASE IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE YEAR ............  $     (57,664,804) $       (36,368,198)
                                                                                =================  ===================
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AVAILABLE TO COMMON STOCK:
     Beginning of year......................................................... $   1,022,084,104  $     1,058,452,302
     Net decrease in net assets during the year................................       (57,664,804)         (36,368,198)
                                                                                -----------------  -------------------

        End of year (including distributions in excess of net investment income of ($4,758,179) and undistributed net investment income
        of $10,319,792, respectively).......................................... $     964,419,300  $     1,022,084,104
                                                                                =================  ===================

---------------
  *   Auction Market Preferred Stock.
(1)   Includes income earned, but not paid out, in prior fiscal year.
(2)   Reduction to cost of AMPS issuance due to adjustment of cost estimate for the fiscal year ended November 30, 2004.



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                            FINANCIAL HIGHLIGHTS
                          FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                          ------------------------------------------------------
     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                       YEAR            YEAR         FOR THE PERIOD FROM
                                                                       ENDED          ENDED         JANUARY 31, 2003(1)
                                                                   NOVEMBER 30,    NOVEMBER 30,           THROUGH
                                                                       2005             2004         NOVEMBER 30, 2003
                                                                   ------------    ------------     --------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........................    $      24.10    $      25.74       $       23.82(2)
                                                                   ------------    ------------       ------------
INVESTMENT OPERATIONS:
Net investment income..........................................            1.96            2.05                1.46
Net realized and unrealized gain/(loss) on investments.........           (0.94)          (0.53)               2.07
DISTRIBUTIONS TO AMPS* SHAREHOLDERS:
From net investment income.....................................           (0.39)          (0.19)              (0.06)
From net realized capital gains................................              --              --               (0.03)
                                                                   ------------    ------------       ------------
Total from investment operations ..............................            0.63            1.33                3.44
                                                                   ------------    ------------       ------------
COST OF ISSUANCE OF AMPS* .....................................              --              --               (0.14)
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income.....................................           (2.09)          (2.10)              (1.38)
From return of capital.........................................            0.00(3)           --                  --
From net realized capital gains................................              --           (0.87)                 --
                                                                   ------------    ------------       ------------
Total distributions to Common Stock Shareholders...............           (2.09)          (2.97)              (1.38)
                                                                   ------------    ------------       ------------
Net asset value, end of period ................................    $      22.64     $     24.10        $      25.74
                                                                   ============    ============       ============
Market value, end of period ...................................    $      20.03     $     25.30        $      26.66
                                                                   ============    ============       ============
Total investment return based on net asset value****...........           2.81%           5.41%              14.15%***(4)
                                                                   ============    ============       ============
Total investment return based on market value****..............         (13.36%)          6.84%              12.65%***(4)
                                                                   ============    ============       ============
RATIOS TO AVERAGE NET ASSETS AVAILABLE
 TO COMMON STOCK SHAREHOLDERS:
     Total net assets, end of period (in 000's)................    $    964,419     $ 1,022,084        $  1,058,452
     Operating expenses........................................            1.16%           1.15%               1.01%**
     Net investment income + ..................................            6.59%           7.57%               6.65%**
--------------------------------------------------
SUPPLEMENTAL DATA:++
     Portfolio turnover rate ..................................              25%             23%                101%***
     Total net assets available to Common and Preferred Stock,
      end of period (in 000's) ................................    $  1,506,419     $ 1,564,084        $  1,600,452
     Ratio of operating expenses to total average net assets
      available to Common and Preferred Stock                              0.75%           0.75%               0.72%**

    *  Auction Market Preferred Stock.
   **  Annualized.
  ***  Not annualized.
 ****  Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment and Cash Purchase Plan.
    +  The net investment  income ratios  reflect income net of operating  expenses and payments to AMPS  Shareholders.
   ++  Information  presented  under heading Supplemental Data includes AMPS.
   (1) Commencement of operations.
   (2) Net asset value at  beginning  of period  reflects  the  deduction of the sales load of $1.125 per share and offering costs of $0.05 per share paid by the shareholder from the $25.00 offering price.
   (3) Return of capital  applicable  to 2005 only and per share  amount was less than $0.005.
   (4) Total return on net asset value is  calculated  assuming a purchase at the offering  price of $25.00 less the sales load of $1.125 and offering costs of $0.05 and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $25.00 on the  inception  date of  trading  (January  29,  2003) and the sale at the current  market  price on the last day of the period. Total return on net asset  value and  total  return on  market value are not  computed  on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated FINANCIAL HIGHLIGHTS (CONTINUED)
PER SHARE OF COMMON STOCK
--------------------------------------------------------------------------


                                                                      TOTAL                               DIVIDEND
                                                                    DIVIDENDS  NET ASSET      NYSE      REINVESTMENT
                                                                      PAID       VALUE    CLOSING PRICE   PRICE (1)
                                                                    ---------  ---------  ------------- ------------
December 31, 2004 - EXTRA .......................................    $0.1625    $24.32       $26.00         $24.70
Decmber 31, 2004.................................................     0.1725     24.32        26.00          24.70
January 31, 2005.................................................     0.1725     24.56        25.58          24.56
February 28, 2005................................................     0.1725     24.46        25.54          24.46
March 31, 2005...................................................     0.1725     23.81        22.22          22.51
April 30, 2005...................................................     0.1550     23.81        22.68          23.05
May 31, 2005.....................................................     0.1550     23.88        22.72          22.95
June 30, 2005....................................................     0.1550     23.97        23.12          23.30
July 31, 2005....................................................     0.1550     23.78        23.80          23.78
August 31, 2005..................................................     0.1550     23.74        23.65          23.60
September 30, 2005...............................................     0.1550     23.06        21.44          21.83
October 31, 2005.................................................     0.1550     22.73        20.94          21.21
November 30, 2005................................................     0.1550     22.64        20.03          20.30

----------------
(1)  Whenever the net asset value per share of the Fund's  common stock is less than or equal to the market price per share on the payment date, new shares issued  will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
      --------------------------------------------------------------------------
      The table below sets out information with respect to Auction Market Preferred Stock (AMPS) currently outstanding.

                                                              INVOLUNTARY          AVERAGE
                                             ASSET           LIQUIDATING            MARKET
                         TOTAL SHARES       COVERAGE          PREFERENCE            VALUE
        DATE            OUTSTANDING (1)    PER SHARE (2)       PER SHARE         PER SHARE(1)(3)
        ----            --------------     -------------     ------------        ---------------
      11/30/05             21,680            $69,502            $25,000            $25,000
      11/30/04             21,680             72,153             25,000             25,000
      11/30/03             21,680             73,827             25,000             25,000

----------------
(1) See note 6.
(2) Calculated by subtracting the Fund's total liabilities (excluding the AMPS) from the Fund's total assets and dividing that amount by the number of AMPS shares outstanding.
(3) Excludes accumulated undeclared dividends.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------

1.   ORGANIZATION

     Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated (the "Fund") was incorporated as a Maryland corporation on May 23, 2002, and commenced operations on January 31, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's Administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund's net assets available to Common Stock is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities and (ii) the aggregate liquidation value of its Auction Market Preferred Stock ("AMPS").

     Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation, except as described hereafter. In the absence of sales of listed securities and with respect to (a) securities for which the most recent sale prices are not deemed to represent fair market value and (b) unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon ("swaptions"), are valued at the prices obtained from the broker/dealer or bank that is the counterparty to such instrument, subject to comparison of such valuation with a valuation obtained from a broker/dealer or bank that is not a counterparty to the particular derivative instrument. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on certain fixed income securities.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
      --------------------------------------------------------------------------

     OPTIONS: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

     The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's investment adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision will be required.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock ("Shareholders"). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------

The Fund may pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. During the fiscal year which ended on November 30, 2005 the Fund made a return of capital distribution of $133,996.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

     Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes and may exclude amortization of premium on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid, including changes in accumulated undeclared distributions to AMPS Shareholders, during 2005 and 2004 was as follows:


                           DISTRIBUTIONS PAID IN FISCAL YEAR 2005       DISTRIBUTIONS PAID IN FISCAL YEAR 2004
                           --------------------------------------       --------------------------------------
                        ORDINARY          LONG-TERM         RETURN OF        ORDINARY            LONG-TERM
                         INCOME          CAPITAL GAINS       CAPITAL          INCOME           CAPITAL GAINS
                         ------          -------------       -------          ------           -------------
Common                 $88,908,186             $0           $133,996       $104,559,450         $19,658,198
Preferred              $16,717,280             $0                 $0       $  7,744,632                  $0

     As of November 30, 2005, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Common and Preferred Stock shareholders, on a tax basis, were as follows:


                              UNDISTRIBUTED       UNDISTRIBUTED               NET UNREALIZED
CAPITAL (LOSS) CARRYFORWARD  ORDINARY INCOME     LONG-TERM GAIN          APPRECIATION/(DEPRECIATION)
---------------------------  ---------------     --------------          --------------------------
     ($57,179,204)                  $0                 $0                      $14,979,271

     At November 30, 2005, the composition of the Fund's $57,179,204 accumulated realized capital losses was $39,676,341, and $17,502,863 in 2004 and 2005, respectively. These losses may be carried forward and offset against any future capital gains through 2012 and 2013, respectively.

     RECLASSIFICATION OF ACCOUNTS: During the year ended November 30, 2005, reclassifications were made in the Fund's capital accounts to report these balances on a tax basis, excluding temporary differences, as of November 30, 2005. Additional adjustments may be required in subsequent reporting periods. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the financial highlights excludes these adjustments. Below are the reclassifications:

                        UNDISTRIBUTED      ACCUMULATED NET REALIZED
  PAID-IN CAPITAL   NET INVESTMENT INCOME    GAIN ON INVESTMENTS
  ---------------   ---------------------    -------------------
     $208,929        $7,211,300                 ($7,420,229)

     EXCISE TAX: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1)

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
      --------------------------------------------------------------------------

98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. During the fiscal year which ended on November 30, 2005, the Fund paid $196,222 of Federal excise taxes attributable to calendar year 2004.

3. INVESTMENT ADVISORY FEE, SERVICING AGENT FEE, ADMINISTRATION FEE, TRANSFER AGENT FEE, CUSTODIAN FEE, DIRECTORS' FEES AND CHIEF COMPLIANCE OFFICER FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.525% of the first $200 million of the Fund's average weekly total managed assets, 0.45% of the next $300 million of the Fund's average weekly total managed assets, and 0.40% of the Fund's average weekly total managed assets above $500 million.

     For purposes of calculating the fees to the Adviser, Servicing Agent, Administrator and Custodian, the Fund's average weekly total managed assets means the total assets of the Fund (including assets attributable to any AMPS outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any AMPS issued by the Fund is not treated as a liability.

     Claymore Securities, Inc. (the "Servicing Agent") serves as the Fund's shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.025% of the first $200 million of the Fund's average weekly total managed assets, 0.10% of the next $300 million of the Fund's average weekly total managed assets and 0.15% of the Fund's average weekly total managed assets above $500 million.

     PFPC Inc., a member of the PNC Financial Services Group, Inc. ("PNC Financial Services"), serves as the Fund's Administrator. As Administrator, PFPC Inc. calculates the net asset value of the Fund's shares attributable to Common Stock and generally assists in all aspects of the Fund's administration and operation. As compensation for PFPC Inc.'s services as Administrator, the Fund pays PFPC Inc. a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund's average weekly total managed assets, 0.04% of the next $300 million of the Fund's average weekly total managed assets, 0.03% of the next $500 million of the Fund's average weekly total managed assets and 0.02% of the Fund's average weekly total managed assets above $1 billion.

     PFPC Inc. also serves as the Fund's Common Stock dividend-paying agent and registrar (Transfer Agent). As compensation for PFPC Inc.'s services through November 30, 2005, the Fund paid PFPC Inc. a fee at an annual rate of 0.02% of the first $150 million of the Fund's average weekly net assets attributable to Common Stock, 0.01% of the next $350 million of the Fund's average weekly net assets attributable to Common Stock, 0.005% of the next $500 million of the Fund's average weekly net assets attributable to the Common Stock and 0.0025% of the Fund's average weekly net assets attributable to the Common Stock above $1 billion, plus certain out-of-pocket expenses. Effective December 1, 2005, the Fund pays PFPC Inc. a fee at an annual rate of 0.02% of the first $150 million of the Fund's average weekly net assets attributable to Common Stock, 0.0075% of the next $350 million of the Fund's average weekly net assets attributable to Common Stock, and 0.0025% of the Fund's average weekly net assets attributable to Common Stock above $500 million. For purpose of calculating such fee, the Fund's

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------

average weekly net assets attributable to the Common Stock are deemed to be the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities and accumulated dividends, if any, on AMPS. For this calculation, the Fund's liabilities are deemed to include the aggregate liquidation preference of any outstanding Fund preferred shares.

     PFPC Trust Company ("PFPC Trust") serves as the Fund's Custodian. PFPC Trust is an indirect subsidiary of PNC Financial Services. As compensation for PFPC Trust's services as custodian, the Fund pays PFPC Trust a monthly fee at the annual rate of 0.010% of the first $200 million of the Fund's average weekly total managed assets, 0.008% of the next $300 million of the Fund's average weekly total managed assets, 0.006% of the next $500 million of the Fund's average weekly total managed assets and 0.005% of the Fund's average weekly total managed assets above $1 billion.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser or the Servicing Agent a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $150 for each telephone meeting. The Audit Committee Chairman receives an additional annual fee of $2,500. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     On October 21, 2005, the Board of Directors accepted the resignation of Peter C. Stimes as Chief Compliance Officer ("CCO") and Vice President of the Fund and elected Chad C. Conwell as the new CCO. The Fund currently pays the Adviser a fee of $37,500 per annum for CCO services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

4.   PURCHASES AND SALES OF SECURITIES

     For the year ended November 30, 2005, the cost of purchases of U.S. Government and other securities, excluding short-term investments, aggregated $20,520,848 and $367,358,830, respectively. Proceeds from sales of U.S. Government and other securities, excluding short-term investments, aggregated $20,588,672 and $404,837,836, respectively.

     At November 30, 2005, the aggregate cost of securities for federal income tax purposes was $1,477,198,298, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $34,755,074 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $19,775,803.

5.   COMMON STOCK

     At November 30, 2005, 240,000,000 shares of $0.01 par value Common Stock were authorized.

     Common Stock transactions were as follows:



                                                                             YEAR ENDED                YEAR ENDED
                                                                               11/30/05                  11/30/04
                                                                           -----------------        --------------------
                                                                           SHARES     AMOUNT        SHARES        AMOUNT
                                                                           ------     ------        ------        ------

Shares issued under the Dividend Reinvestment and
        Cash Purchase Plan ..............................................  195,146   $4,758,909    1,292,825   $32,647,981
                                                                           -------   ----------    ---------   -----------

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
      --------------------------------------------------------------------------

6.   AUCTION MARKET PREFERRED STOCK (AMPS)

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The AMPS, which consists of Series M7, T7, W7, Th7, F7, T28 and W28, are senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of AMPS are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the AMPS. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, AMPS at a redemption price of $25,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     An auction of the AMPS is generally held every 7 days for Series M7, T7, W7, Th7 and F7 and every 28 days for Series T28 and W28. Existing AMPS Shareholders may submit an order to hold bid or sell such shares at par value on each auction date. AMPS Shareholders may also trade shares in the secondary market, if any, between auction dates.

     At November 30, 2005, 3,200 shares for each Series M7, T7, W7, Th7 and F7 and 2,840 shares for Series T28 and W28 of Auction Market Preferred Shares were outstanding at the annualized rate of 3.92%, 3.91%, 3.94%, 3.94%, 3.90%, 3.948%
and 4.008% for Series M7, T7, W7, Th7, F7, T28 and W28, respectively. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure its portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

7.   PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in a diversified portfolio of preferred securities. This includes fully taxable ("hybrid") preferred securities and traditional preferred stocks eligible for the inter-corporate dividends received deduction ("DRD"). Under normal market conditions, at least 80% of the value of the Fund's total assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its total assets in securities issued by companies in the utility industry and at least 25% of its total assets issued by companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

     The Fund may invest up to 20% of its total assets in securities rated below investment grade. These securities must be rated at least either "Ba3" by Moody's Investors Service, Inc. or "BB-" by Standard & Poor's or, if unrated, judged to be comparable in quality by the Adviser, in either case, at the time of purchase. However, these securities must be issued by an issuer having a class of senior debt rated investment grade outstanding.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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     The Fund may invest up to 15% of its total assets in common stocks, which total includes those convertible securities that trade in close relationship to the underlying common stock of an issuer, and, under normal market conditions, may invest up to 20% of its total assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities, will be subject to the foregoing 20% limitation to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

     In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

8.   SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its investment policies, involving any or all of the following: short sales of securities, futures contracts, interest rate swaps, swap futures, options on futures contracts, options on securities, swaptions, and certain credit derivative transactions including, but not limited to, the purchase and sale of credit protection. As in the case of when-issued securities, the use of over-the-counter derivatives, such as interest rate swaps, swaptions, and credit default swaps may expose the Fund to greater credit, operations, liquidity, and valuation risk than is the case with regulated, exchange traded futures and options. These transactions are used for hedging or other appropriate risk-management purposes, or, under certain other circumstances, to increase return. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

9.   SECURITIES LENDING

     The Fund may lend up to 15% of its total assets (including the value of the loan collateral) to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. There were no securities lent as of November 30, 2005 or for the year then ended.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
  Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated, as of November 30, 2005, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the two-year period then ended and for the period from January 31, 2003 (commencement of operations) to November 30, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated, as of November 30, 2005, the results of its operations, changes in its net assets and financial highlights for the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

/S/KPMG LLP
KPMG LLP

Boston, Massachusetts
January 20, 2006

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated SUPPLEMENTARY TAX INFORMATION (UNAUDITED)
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     Distributions to Common Stock and AMPS are characterized as follows for purposes of Federal income taxes (as a percentage of total distributions):

FISCAL YEAR 2005
----------------

                                           INDIVIDUAL                                   CORPORATION
                              ------------------------------------          -------------------------------------
                                            ORDINARY    TAX RETURN                        ORDINARY     TAX RETURN
                               QDI           INCOME     OF CAPITAL           DRD           INCOME      OF CAPITAL
                               ---           ------     ----------           ---           ------      ----------
     AMPS                     29.38%         70.62%        0.00%            20.01%         79.99%         0.00%
     Common Stock             29.32%         70.50%        0.18%            19.98%         79.84%         0.18%


CALENDAR YEAR 2005
------------------

                                           INDIVIDUAL                                   CORPORATION
                              ------------------------------------          -------------------------------------
                                            ORDINARY    TAX RETURN                        ORDINARY     TAX RETURN
                               QDI           INCOME     OF CAPITAL           DRD           INCOME      OF CAPITAL
                               ---           ------     ----------           ---           ------      ----------
     AMPS                     25.45%         74.55%        0.00%            15.57%         84.43%         0.00%
     Common Stock             29.25%         70.58%        0.17%            19.89%         79.94%         0.17%


     For individual investors, a portion of the distributions consisted of Qualified Dividend Income ("QDI") eligible for the maximum 15% personal tax rate.

     For corporate investors, a portion of the distributions consisted of income eligible for the inter-corporate Dividends Received Deduction ("DRD").

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      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                              ADDITIONAL INFORMATION (UNAUDITED)
                                              ----------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in their own name will have all distributions reinvested automatically by PFPC Inc. as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PFPC Inc. will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PFPC Inc. commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PFPC Inc. will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PFPC Inc.'s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2005, $7,297 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                                  ----------------------------------------------
     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PFPC Inc. in writing, by completing the form on the back of the Plan account statement and forwarding it to PFPC Inc., or by calling PFPC Inc., directly. A termination will be effective immediately if notice is received by PFPC Inc. not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC Inc. will either
(a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing and fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The  Plan  is  described  in  more  detail  in the  Fund's  Plan  brochure.
Information   concerning   the  Plan  may  be   obtained   from  PFPC  Inc.   at
1-800-331-1710.

ADDITIONAL COMPENSATION AGREEMENT

     The Adviser has agreed to compensate Merrill Lynch from its own resources at an annualized rate of 0.10% of the Fund's total managed assets for certain services, including after-market support services designed to maintain visibility of the Fund.

PROXY VOTING POLICIES AND PROXY VOTING RECORD ON FORM N-PX

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission ("SEC") on August 17, 2005. This filing as well as the Fund's proxy voting policies and procedures are available (i) without charge, upon request, by calling the Fund's transfer agent at 1-800-331-1710 and (ii) on the SEC's website at WWW.SEC.GOV. In addition, the Fund's proxy voting policies and procedures are available on the Fund's website at WWW.FCCLAYMORE.COM.

PORTFOLIO SCHEDULE ON FORM N-Q

     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended August 31, 2005. The Fund's Form N-Q is available on the SEC's website at WWW.SEC.GOV or may be viewed and obtained from the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Section may be obtained by calling 1-800-SEC-0330.

PORTFOLIO MANAGEMENT TEAM

     In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                                  ----------------------------------------------
Effective as of November 30, 2005, Peter C. Stimes ceased being involved in managing the day-to-day operations of the Fund. The professional backgrounds of each member of the management team are included in the "Information about Fund Directors and Officers" section of this report beginning on page 38.

CERTIFICATIONS

     Donald F. Crumrine, as the Fund's Chief Executive Officer, has certified to the New York Stock Exchange that, as of May 18, 2005, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a-2(a) under the 1940 Act.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
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INFORMATION ABOUT FUND DIRECTORS AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

                                                               PRINCIPAL       NUMBER OF FUNDS
                                         TERM OF OFFICE       OCCUPATION(S)    IN FUND COMPLEX
NAME, ADDRESS,             POSITION(S)    AND LENGTH OF       DURING PAST         OVERSEEN        OTHER  DIRECTORSHIPS
AND  AGE                 HELD WITH FUND    TIME SERVED*       FIVE YEARS         BY DIRECTOR         HELD BY DIRECTOR
--------                 --------------    ------------       ----------         -----------         ----------------
NON-INTERESTED
DIRECTORS:
----------

DAVID GALE+                 Director    Class I Director   President & CEO of         4                 Metromedia
Delta Dividend Group, Inc.                    since        Delta Dividend                               International Group, Inc.
220 Montgomery Street                     January 2003     Group, Inc. (investments).                   (telecommunications);
Suite 426                                                                                               Flaherty & Crumrine
San Francisco, CA 94104                                                                                 Preferred Income Fund,
Age: 56                                                                                                 Flaherty & Crumrine
                                                                                                        Preferred Income
                                                                                                        Opportunity Fund and
                                                                                                        Flaherty & Crumrine/
                                                                                                        Claymore Total Return Fund.

MORGAN GUST+                Director    Class II Director  President of Giant         4                 Flaherty & Crumrine
Giant Industries, Inc.                        since        Industries, Inc. (petroleum                  Preferred Income Fund,
23733 N. Scottsdale Road                  January 2003     refining and marketing)                      Flaherty & Crumrine
Scottsdale, AZ 85255                                       since March 2002, and for                    Preferred Income
Age: 58                                                    more than five years prior                   Opportunity Fund and
                                                           thereto, Executive Vice                      Flaherty & Crumrine/
                                                           President, and various other                 Claymore Total Return
                                                           Vice President positions at                  Fund.
                                                           Giant Industries, Inc.

-----------------------------------
* The Fund's Board of Directors  is divided  into three  classes.  Each year the term of office of one class expires and the  successor or successors  elected to such  class  serve for a three year  term.  The term for each  class  expires as follows:

                CLASS I DIRECTOR - three year term  expires at the Fund's 2008 Annual Meeting of Shareholders; director may  continue  in  office  until  his successor is duly elected and qualified.
                CLASS II DIRECTORS - two year term  expires  at the Fund's  2006  Annual Meeting of Shareholders;
                directors  may  continue in office  until their successors  are  duly  elected  and  qualified.
                CLASS III DIRECTORS - three year term expires at the Fund's 2007 Annual Meeting of
                Shareholders; directors may continue in office until their successors  are duly  elected and qualified.

+ As a  Director,  represents  holders  of shares of the Fund's  Auction  Market Preferred Stock.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                                  ----------------------------------------------


                                                               PRINCIPAL       NUMBER OF FUNDS
                                         TERM OF OFFICE       OCCUPATION(S)    IN FUND COMPLEX
NAME, ADDRESS,             POSITION(S)    AND LENGTH OF       DURING PAST         OVERSEEN        OTHER  DIRECTORSHIPS
AND  AGE                 HELD WITH FUND    TIME SERVED*       FIVE YEARS         BY DIRECTOR         HELD BY DIRECTOR
--------                 --------------    ------------       ----------         -----------         ----------------
NON-INTERESTED DIRECTORS:
-------------------------

KAREN H. HOGAN              Director    Class II Director  Retired, Community         4                 Flaherty & Crumrine
301 E. Colorado Boulevard                     since        Volunteer; from September                    Preferred Income Fund,
Suite 720                                   July 2005      1985 to January 1997,                        Flaherty & Crumrine
Pasadena, CA 91101                                         Senior Vice President of                     Preferred Income
Age: 44                                                    Preferred Stock Origination                  Opportunity Fund and
                                                           at Lehman Brothers and                       Flaherty & Crumrine/
                                                           previously, Vice President                   Claymore Total Return
                                                           of New Product Development.                  Fund.

ROBERT F. WULF              Director   Class III Director  Financial Consultant;      4                 Flaherty & Crumrine
3560 Deerfield Drive South                    since        Trustee, University of                       Preferred Income Fund,
Salem, OR 97302                           January 2003     Oregon Foundation;                           Flaherty & Crumrine
Age: 68                                                    Trustee, San Francisco                       Preferred Income
                                                           Theological Seminary.                        Opportunity Fund and
                                                                                                        Flaherty & Crumrine/
                                                                                                        Claymore Total Return
                                                                                                        Fund.

-----------------------------------
* The Fund's Board of Directors  is divided  into three  classes.  Each year the term of office of one class expires and the successor or successors  elected to such  class  serve for a three year  term.  The term for each  class  expires as follows:

                CLASS I DIRECTOR - three year term  expires at the Fund's 2008 Annual Meeting of Shareholders; director may  continue  in  office  until  his successor is duly elected and qualified.
                CLASS II DIRECTORS - two year term  expires  at the Fund's  2006  Annual Meeting of Shareholders;
                directors  may  continue in office  until their successors  are  duly  elected  and  qualified.
                CLASS III  DIRECTORS - three year term  expires at the Fund's 2007 Annual Meeting of Shareholders;
                directors may continue in office until  their  successors  are duly elected and qualified.

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Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
----------------------------------------------


                                                               PRINCIPAL       NUMBER OF FUNDS
                                         TERM OF OFFICE       OCCUPATION(S)    IN FUND COMPLEX
NAME, ADDRESS,             POSITION(S)    AND LENGTH OF       DURING PAST         OVERSEEN        OTHER  DIRECTORSHIPS
AND  AGE                 HELD WITH FUND    TIME SERVED*       FIVE YEARS         BY DIRECTOR         HELD BY DIRECTOR
--------                 --------------    ------------       ----------         -----------         ----------------
INTERESTED DIRECTORS:
---------------------

DONALD F. CRUMRINE++       Director,   Class III Director  Chairman of the Board      4                 Flaherty & Crumrine
301 E. Colorado Boulevard   Chairman          since        and Director of Flaherty                     Preferred Income Fund,
Suite 720                 of the Board    January 2003     & Crumrine Incorporated.                     Flaherty & Crumrine
Pasadena, CA 91101         and Chief                                                                    Preferred Income
Age: 58                 Executive Officer                                                               Opportunity Fund and
                                                                                                        Flaherty & Crumrine/
                                                                                                        Claymore Total Return
                                                                                                        Fund.

-----------------------------------
* The Fund's Board of Directors  is divided  into three  classes.  Each year the term of office of one class expires and the  successor or successors  elected to such  class  serve for a three year  term.  The term for each  class  expires as follows:

                CLASS I DIRECTOR - three year term  expires at the Fund's 2008 Annual Meeting of Shareholders;
                director  may  continue  in  office  until  his successor is duly elected and qualified.
                CLASS II DIRECTORS - two year term  expires  at the Fund's 2006 Annual Meeting of Shareholders;
                directors  may continue in office  until their successors are  duly elected  and  qualified.
                CLASS III DIRECTORS - three year term  expires
                at the Fund's 2007 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

++  "Interested person" of the Fund as defined in the Investment Company Act of 1940. Mr. Crumrine is considered an "interested person" because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund's investment adviser.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                                  ----------------------------------------------

                                                                                   PRINCIPAL
                                                    TERM OF OFFICE              OCCUPATION(S)
NAME, ADDRESS,                  POSITION(S)          AND LENGTH OF               DURING PAST
AND AGE                        HELD WITH FUND         TIME SERVED                FIVE YEARS
-------                        --------------         -----------                ----------
OFFICERS:
---------

ROBERT M. ETTINGER               President                Since              President and Director of Flaherty &
301 E. Colorado Boulevard                             January 2003           Crumrine Incorporated.
Suite 720
Pasadena, CA 91101
Age: 47

R. ERIC CHADWICK             Chief Financial              Since              Vice President of Flaherty &
301 E. Colorado Boulevard     Officer, Vice           January 2003           Crumrine Incorporated since
Suite 720                     President and                                  August 2001, and portfolio
Pasadena, CA 91101              Treasurer                                    manager of Flaherty & Crumrine
Age: 30                                                                      Incorporated.

CHAD C. CONWELL              Chief Compliance             Since              Chief Compliance Officer of
301 E. Colorado Boulevard      Officer, Vice            July 2005            Flaherty & Crumrine Incorporated
Suite 720                      President and                                 since September 2005; since July
Pasadena, CA 91101               Secretary                                   2005, Vice President of Flaherty &
Age: 33                                                                      Crumrine Incorporated; from
                                                                             September 1998 through June 2005,
                                                                             Attorney with Paul, Hastings,
                                                                             Janofsky & Walker LLP.

BRADFORD S. STONE             Vice President              Since              Vice President of Flaherty & Crumrine
392 Springfield Avenue         and Assistant            July 2003            Crumrine Incorporated since May
Mezzanine Suite                  Treasurer                                   2003; from June 2001 to April 2003,
Summit, NJ 07901                                                             Director of US Market Strategy at
Age: 46                                                                      Barclays Capital; from February 1987
                                                                             to June 2001, Vice President of Goldman,
                                                                             Sachs & Company as Director of US
                                                                             Interest Rate Strategy and, previously,
                                                                             Vice President of Interest Rate Product
                                                                             Sales.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
----------------------------------------------

                                                                                   PRINCIPAL
                                                    TERM OF OFFICE              OCCUPATION(S)
NAME, ADDRESS,                  POSITION(S)          AND LENGTH OF               DURING PAST
AND AGE                        HELD WITH FUND         TIME SERVED                FIVE YEARS
-------                        --------------         -----------                ----------
OFFICERS:
---------

NICHOLAS DALMASO              Vice President              Since              Director of Claymore Investments, Inc. since
2455 Corporate West Drive      and Assistant          January 2003           December 2004. Director of Claymore
Lisle, IL 60532                  Secretary                                   Group, LLC since January 2003. Senior
Age: 40                                                                      Managing Director and General Counsel
                                                                             of Claymore Securities, Inc.
                                                                             and Claymore Advisors, LLC since
                                                                             November 2001. Partner of Corporate West,
                                                                             LLC since April 2005. Associate General
                                                                             Counsel of Nuveen Investments from July
                                                                             1999 to November 2001.

CHRISTOPHER D. RYAN           Vice President           Since April           Vice President of Flaherty & Crumrine
301 E. Colorado Boulevard                                 2005               Crumrine Incorporated since February
Suite 720                                                                    2004; October 2002 to February 2004,
Pasadena, CA 91101                                                           Product Analyst of Flaherty & Crumrine
Age: 38                                                                      Incorporated. From 1999 to 2002
                                                                             graduate student.

LAURIE C. LODOLO                 Assistant               Since               Assistant Compliance Officer of
301 E. Colorado Boulevard       Compliance              July 2004            Flaherty & Crumrine Incorporated since
Suite 720                   Officer, Assistant                               August 2004; since February 2004,
Pasadena, CA 91101            Treasurer and                                  Secretary of Flaherty & Crumrine
Age: 42                     Assistant Secretary                              Incorporated; Account Administrator of
                                                                             Flaherty & Crumrine Incorporated.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                                  ----------------------------------------------



AMENDMENTS TO CHARTER AND BYLAWS

     In addition to the changes to the Fund's Charter that were approved by Shareholders at the April 21, 2005 Annual Meeting of Shareholders, the Board of Directors approved Articles Supplementary to the Fund's Charter and Amended and Restated Bylaws ("Bylaws") at its April 21, 2005 meeting. Among the changes reflected in the Fund's Bylaws are a bylaw amendment and related Articles Supplementary reflecting the Board's determination to opt in to certain provisions of the Maryland Unsolicited Takeover Act. Such action provides that
(1) the number of directors can be fixed only by the Board and (2) a director elected by the Board to fill a Board vacancy holds office until the end of the term of the class to which the director has been elected (rather than until the next annual meeting).

     The Board also approved an amendment to the Bylaws to clarify certain aspects of the calling of a Special Meeting of Shareholders. Specifically, such bylaw amendment clarifies that if a Shareholder or group of Shareholders has requested and paid for a Special Meeting of Shareholders, another Shareholder cannot add an additional proposal to the proxy statement for that meeting. The Board determined that the changes to the Bylaws and related Articles Supplementary provide the Fund with certain additional protections in the case of a hostile takeover bid to gain control of the Fund and change the objective to the detriment of long-term shareholders. However, the Board is aware of no such hostile takeover bid at the present time.

DIRECTORS
   Donald F. Crumrine, CFA
    Chairman of the Board
   David Gale
   Morgan Gust
   Karen H. Hogan
   Robert F. Wulf, CFA

OFFICERS
   Donald F. Crumrine, CFA
    Chief Executive Officer
   Robert M. Ettinger, CFA
    President
   R. Eric Chadwick, CFA
    Chief Financial Officer,
    Vice President and Treasurer
   Chad  C.  Conwell
    Chief Compliance Officer,
    Vice President and Secretary
   Bradford S. Stone
    Vice President and
    Assistant Treasurer
   Nicholas Dalmaso
    Vice President and Assistant Secretary
   Christopher D. Ryan, CFA
    Vice  President
   Laurie C. Lodolo
     Assistant Compliance Officer,
     Assistant Treasurer and
     Assistant Secretary

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@pfdincome.com

QUESTIONS  CONCERNING  YOUR  SHARES OF  FLAHERTY &  CRUMRINE/CLAYMORE  PREFERRED
   SECURITIES  INCOME  FUND?

  o If your shares are held in a  Brokerage Account, contact your Broker.

  o If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --
              PFPC Inc.
              P.O. Box 43027
              Providence, RI 02940-3027
              1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

[GRAPHIC OMITTED]
LIGHTHOUSE GRAPHIC

                          FLAHERTY & CRUMRINE/CLAYMORE
                              PREFERRED SECURITIES
                                  INCOME FUND


                                     ANNUAL
                                     REPORT

                                NOVEMBER 30, 2005

                          web site: www.fcclaymore.com


ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that David Gale, Karen H. Hogan and Robert F. Wulf are each qualified to serve as an audit committee financial expert serving on its audit committee and that they all are "independent," as defined by the Securities and Exchange Commission.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $38,500 for 2005 and $36,500 for 2004.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2005 and $0 for 2004.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,400 for 2005 and $6,000 for 2004.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $13,700 for 2005 and $12,800 for 2004. These services consist of the principal accountant providing a "Quarterly Agreed-Upon-Procedures Report on Articles Supplementary". These Agreed-Upon-Procedures ("AUP") are requirements arising from the Articles Supplementary creating the Fund's preferred stock. Specifically, the credit rating agencies require such AUP be undertaken in order to maintain the preferred stock's rating.

  (e)(1) The Fund's Audit Committee Charter states that the Audit Committee shall have the duty and power to pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Fund's investment adviser that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  0%

                           (c)  0%

                           (d)  0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2005 and $0 for 2004.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are:
David Gale, Morgan Gust, Karen H. Hogan, and Robert F. Wulf.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


                  ADVISER PROXY VOTING POLICIES AND PROCEDURES

Flaherty & Crumrine Incorporated ("F&C") acts as discretionary investment adviser for various clients, including the following six pooled investment vehicles (the "Funds"):

As adviser to the "U.S. Funds"      Flaherty & Crumrine Preferred Income Fund
                                    Flaherty & Crumrine Preferred Income
                                    Opportunity Fund
                                    Flaherty & Crumrine/Claymore Preferred
                                    Securities Income Fund
                                    Flaherty & Crumrine/Claymore Total Return
                                    Fund

As sub-adviser
to the "Canadian Funds"             Flaherty & Crumrine Investment Grade Fixed
                                    Income Fund
                                    Flaherty & Crumrine Investment Grade
                                    Preferred Fund

F&C's authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts and the U.S. Funds have adopted these policies and procedures for themselves

PURPOSE

These policies and procedures are designed to satisfy F&C's duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

In connection with this objective, these policies and procedures are designed to deal with potential complexities which may arise in cases where F&C's interests conflict or appear to conflict with the interests of its clients.

These policies and procedures are also designed to communicate with clients the methods and rationale whereby F&C exercises proxy voting authority.

This document is available to any client or Fund shareholder upon request and F&C will make available to such clients and Fund shareholders the record of F&C's votes promptly upon request and to the extent required by Federal law and regulations.

FUNDAMENTAL STANDARD

F&C will be guided by the principle that, in those cases where it has proxy voting authority, it will vote proxies, and take such other corporate actions, consistent with the interest of its clients in a manner free of conflicts of interest with the objective of client wealth maximization.

GENERAL

F&C has divided its discussion in this document into two major categories: voting with respect to common stock and voting with respect to senior equity, e.g., preferred stock and similar securities. In those events where F&C may have to take action with respect to debt, such as in the case of amendments of covenants or in the case of default, bankruptcy, reorganization, etc., F&C will apply the same principles as would apply to common or preferred stock, MUTATIS MUTANDIS.

These policies and procedures apply only where the client has granted discretionary authority with respect to proxy voting. Where F&C does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.

F&C may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC's EDGAR database. In other instances, F&C will keep appropriate written records in its files or in reasonably accessible storage.

Similarly, F&C will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to F&C in making a decision how to vote.

For purposes of decision making, F&C will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where F&C may have discretionary authority with regard to several different securities of the same issuer, it may vote securities "in favor" for those securities or classes where F&C has determined the matter in question to be beneficial while, at the same time, voting "against" for those securities or classes where F&C has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

F&C will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. F&C may consult with such other experts, such as CPA's, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Absent good reason to the contrary, F&C will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

With regard to those shareholder-originated proposals which are typically described as "social, environmental, and corporate responsibility" matters, F&C will typically give weight to management's recommendations and vote against such shareholder proposals, particularly if the adoption of such proposals would bring about burdens or costs not borne by those of the issuer's competitors.

In cases where the voting of proxies would not justify the time and costs involved, F&C may refrain from voting. From the individual client's perspective, this would most typically come about in the case of small holdings, such as might arise in connection with spin-offs or other corporate reorganizations. From the perspective of F&C's institutional clients, this envisions cases (1) as more fully described below where preferred and common shareholders vote together as a class or (2) other similar or analogous instances.

Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.

VOTING OF COMMON STOCK PROXIES

F&C categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. Absent good reason to the contrary, F&C normally will vote in favor of management's recommendations on these routine matters.

Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) "contested" director slates. In non-routine matters, F&C, as a matter of policy, will attempt to be generally familiar with the questions at issue. This will include, without limitation, studying news in the popular press, regulatory filings, and competing proxy solicitation materials, if any. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

VOTING OF PREFERRED STOCK PROXIES

Preferred stock, which is defined to include any form of equity senior to common stock, generally has voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders. These are non-routine in both form and substance.

In the case of non-routine matters having to do with the modification of the rights or protections accorded preferred stock shareholders, F&C will attempt, wherever possible, to assess the costs and benefits of such modifications and will vote in favor of such modifications only if they are in the bests interests of preferred shareholders or if the issuer has offered sufficient compensation to preferred stock shareholders to offset the reasonably foreseeable adverse consequences of such modifications. A similar type of analysis would be made in the case where preferred shares, as a class, are entitled to vote on a merger or other substantial transaction.

In the case of the election of directors when timely payments to preferred shareholders have not been made ("contingent voting"), F&C will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. F&C will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances (1) where the common shares of an issuer are held by a parent company and (2) where, because of that, the election outcome is not in doubt, F&C does not intend to vote such proxies since the time and costs would outweigh the benefits.

ACTUAL AND APPARENT CONFLICTS OF INTEREST

Potential conflicts of interest between F&C and F&C's clients may arise when F&C's relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of F&C's clients.

F&C will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, F&C will communicate with the client (which means the independent Directors or Director(s) they may so designate in the case of the U.S. Funds and the investment adviser in the case of the Canadian Funds) in instances when a material conflict of interest may be apparent. F&C must describe the conflict to the client and state F&C's voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), F&C will vote in accordance with the recommendation it had made to the client.

In all such instances, F&C will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.

AMENDMENT OF THE POLICIES AND PROCEDURES

These policies and procedures may be modified at any time by action of the Board of Directors of F&C but will not become effective, in the case of the U.S. Funds, unless they are approved by majority vote of the non-interested directors of the U.S. Funds. Any such modifications will be sent to F&C's clients by mail and/or other electronic means in a timely manner. These policies and procedures, and any amendments hereto, will be posted on the U.S. Funds' websites and will be disclosed in reports to shareholders as required by law.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED

By (Signature and Title)* /S/ DONALD F. CRUMRINE
                         -------------------------------------------------------
                         Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                         (principal executive officer)

Date              JANUARY 27, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /S/ DONALD F. CRUMRINE
                         -------------------------------------------------------
                         Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                         (principal executive officer)

Date              JANUARY 27, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)* /S/ R. ERIC CHADWICK
                         -------------------------------------------------------
                          R. Eric Chadwick, Chief Financial Officer, Treasurer and Vice President
                          (principal financial officer)

Date              JANUARY 27, 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.